UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2021

Mercury Ecommerce Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40679	86-2365445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3737 Buffalo Speedway, Suite 1750 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

(713) 715-6820
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	MEACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	MEAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MEACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

On July 30, 2021, Mercury Ecommerce Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 17,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-half of one redeemable warrant of the Company (the “Public Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $175,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 7,850,000 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Mercury Sponsor Group I LLC (the “Sponsor”), at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,850,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-254726) (the “Registration Statement”):

•	an Underwriting Agreement, dated July 27, 2021, between the Company and Needham & Company, LLC;

•	a Warrant Agreement, dated July 27, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent;

•	a Letter Agreement, dated July 27, 2021, among the Company, the Sponsor and certain security holders named therein;

•	an Investment Management Trust Agreement, dated July 27, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee;

•	a Registration Rights Agreement, dated July 27, 2021, among the Company, the Sponsor and certain security holders named therein;

•	a Warrants Purchase Agreement, dated July 27, 2021, between the Company and the Sponsor;

•	the form of Indemnity Agreement, dated July 27, 2021, between the Company and each of its officers and directors; and

•	an Administrative Support Agreement, dated July 27, 2021, between the Company and the Sponsor.

The Underwriting Agreement, the Warrant Agreement, the Letter Agreement, the Investment Management Trust Agreement, the Registration Rights Agreement, the Warrants Purchase Agreement, the form of Indemnity Agreement and the Administrative Support Agreement are included as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, hereto, and each such exhibits are incorporated by reference herein.

Item 3.02.          Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 7,850,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $7,850,000. The Private Placement Warrants are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption under certain redemption scenarios and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement. The issuances of the Private Placement Warrants were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.          Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.          Other Events.

As of July 30,2021, a total of $176,500,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account for the benefit of the Company’s public stockholders in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On July 27, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated July 27, 2021, between Mercury Ecommerce Acquisition Corp. and Needham & Company, LLC
3.1	Amended and Restated Certificate of Incorporation
4.1	Warrant Agreement, dated July 27, 2021, between Mercury Ecommerce Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated July 27, 2021, among Mercury Ecommerce Acquisition Corp., Mercury Sponsor Group I LLC and certain security holders
10.2	Investment Management Trust Agreement, dated July 27, 2021, between Mercury Ecommerce Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 27, 2021, among Mercury Ecommerce Acquisition Corp., Mercury Sponsor Group I LLC and certain security holders
10.4	Warrants Purchase Agreement, dated July 27, 2021, between Mercury Ecommerce Acquisition Corp. and Mercury Sponsor Group I LLC
10.5	Administrative Support Agreement, dated July 27, 2021, between Mercury Ecommerce Acquisition Corp. and Mercury Sponsor Group I LLC.
10.6	Form of Indemnity Agreement, dated July 27, 2021, between Mercury Ecommerce Acquisition Corp and each of its directors and executive officers
99.1	Press Release, dated July 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercury Ecommerce Acquisition Corp.

Date: August 2, 2021	By:	/s/ R. Andrew White
	Name:	R. Andrew White
	Title:	President and Chief Executive Officer